Exhibit 10.20

JPMORGAN CHASE BANK, N.A. 383 Madison Avenue New York, NY 10179	BANK OF AMERICA, N.A. BofA SECURITIES, INC. One Bryant Park New York, NY 10036
BARCLAYS 745 Seventh Avenue New York, NY 10019	CITIGROUP GLOBAL MARKETS INC. 388 Greenwich Street New York, NY 10013
GOLDMAN SACHS BANK USA GOLDMAN SACHS LENDING PARTNERS LLC 200 West Street New York, NY 10282	BNP PARIBAS 787 Seventh Avenue New York, New York 10019
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH Eleven Madison Avenue New York, New York 10010	MORGAN STANLEY BANK, N.A. 1585 Broadway New York, New York 10036
MUFG UNION BANK, N.A. 1221 Avenue of the Americas New York, NY 10020	WELLS FARGO BANK, NATIONAL ASSOCIATION 550 S Tryon St. Charlotte, NC 28202
MIZUHO BANK, LTD. 1251 Avenue of the Americas New York, NY 10020

PERSONAL AND CONFIDENTIAL

February 28, 2020

PG&E Corporation
Pacific Gas and Electric Company
77 Beale Street
P.O. Box 77000
San Francisco, California 94177
Attention:     Nicholas M. Bijur

PG&E Corporation
Amendment No. 5 to Commitment Letter

Ladies and Gentlemen:

Reference is made to that certain Commitment Letter, dated as of October 4, 2019 (together with the annexes thereto, as supplemented by that certain Joinder Letter dated as of October 28, 2019, that certain Amendment No. 1 to Commitment Letter dated as of November 18, 2019, that certain Joinder Letter dated as of December 2, 2019, that certain Amendment No. 2 to Commitment Letter dated as of December 20, 2019, that certain Amendment No. 3 to Commitment Letter dated as of January 30, 2020, that certain Amendment No. 4 to Commitment Letter dated as of February 14, 2020 and as further amended from time to time in accordance with the terms thereof, the “Commitment Letter”), between PG&E Corporation, a California corporation (“PG&E”) (together with any domestic entity formed to hold all of the assets of PG&E upon emergence from bankruptcy, the “Borrower”), Pacific Gas and Electric Company, a California corporation (or any domestic entity formed to hold all of the assets of Pacific Gas and Electric Company upon emergence from bankruptcy, the “Utility” and together with PG&E, the “Debtors” or “you”), JPMorgan Chase Bank, N.A. (“JPMorgan”), Bank of America, N.A. (“BANA”), BofA Securities, Inc. (or any of its designated affiliates, “BofA”, and together with BANA, “Bank of America”), Barclays Bank PLC (“Barclays”), Citigroup Global Markets Inc. on behalf of Citi (as defined below), Goldman Sachs Bank USA (“GS Bank”) and Goldman Sachs Lending Partners LLC (“GSLP”, and together with GS Bank, “Goldman Sachs”) (JPMorgan, Bank of America, Barclays, Citi and Goldman Sachs, collectively, the “Initial Commitment Parties”) and BNP Paribas (“BNP”), Credit Suisse AG, Cayman Islands Branch (“Credit Suisse”), Morgan Stanley Bank, N.A. (“Morgan Stanley”), MUFG Union Bank, N.A. (“MUFG”), Wells Fargo Bank, National Association (“Wells Fargo”) and Mizuho Bank, Ltd. (“Mizuho”, collectively with BNP, Credit Suisse, Morgan Stanley, MUFG, Wells Fargo and the Initial Commitment Parties, the “Commitment Parties” , “we” or “us”), regarding a senior unsecured bridge facility for the Borrower defined therein as the Facility and the related transactions described therein. “Citi” shall mean Citigroup Global Markets Inc., Citibank N.A., Citicorp USA, Inc., Citicorp North America, Inc. and/or any of their affiliates as any of them shall determine to be appropriate to provide the services contemplated herein. Capitalized terms used but not defined herein are used with the meanings assigned to them in the Commitment Letter.

Each party to this Amendment No. 5 to Commitment Letter (this “Amendment”) hereby agrees that clause (viii) in the first sentence of the third paragraph of Section 11 of the Commitment Letter is amended by replacing the text “February 28, 2020” with the text “March 31, 2020” where it appears.

Each party hereto agrees to maintain the confidentiality of this Amendment and the terms hereof, subject to the confidentiality provisions contained in the Commitment Letter. The provisions of the third paragraph of Section 9 of the Commitment Letter are incorporated herein, mutatis mutandis, as if the references to the Commitment Letter were to this Amendment.  Each of the parties hereto (for itself and its affiliates) (a) waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to the Commitment Letter, this Amendment, or the transactions contemplated thereby or hereby, in any such New York State court or in any such Federal court and (b) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

Except as specifically amended by this Amendment, the Commitment Letter shall remain in full force and effect. This Amendment shall be construed in connection with and form part of the Commitment Letter, and any reference to the Commitment Letter shall be deemed to be a reference to the Commitment Letter as amended by this Amendment. Neither this Amendment nor the Commitment Letter (including the attachments hereto and thereto) may be amended or any term or provision hereof or thereof waived or modified except by an instrument in writing signed by each of the parties hereto. This Amendment may be executed in any number of counterparts, each of which when executed will be an original, and all of which, when taken together, will constitute one agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier, facsimile or other electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof.

[Remainder of page intentionally left blank]

2

We are pleased to have been given the opportunity to assist you in connection with the financing for the Transactions.

Very truly yours,

JPMORGAN CHASE BANK, N.A.

By:	/s/ Sandeep S. Parihar
Name:	Sandeep S. Parihar
Title:	Executive Director

[Signature Page to Amendment No. 5 to Commitment Letter (PG&E)]

BofA SECURITIES, INC.

By:	/s/ Sanjay Rijhwani
Name:	Sanjay Rijhwani
Title:	Managing Director

BANK OF AMERICA, N.A.

By:	/s/ Sanjay Rijhwani
Name:	Sanjay Rijhwani
Title:	Managing Director

[Signature Page to Amendment No. 5 to Commitment Letter (PG&E)]

BARCLAYS BANK PLC

By:	/s/ Sydney G. Dnnis
Name:	Sydney G. Dnnis
Title:	Director

[Signature Page to Amendment No. 5 to Commitment Letter (PG&E)]

CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Carolyn Kee
Name:	Carolyn Kee
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 to Commitment Letter (PG&E)]

GOLDMAN SACHS BANK USA

By:	/s/ Charles D. Johnston
Name:	Charles D. Johnston
Title:	Authorized Signatory

GOLDMAN SACHS LENDING PARTNERS LLC

By:	/s/ Charles D. Johnston
Name:	Charles D. Johnston
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 to Commitment Letter (PG&E)]

BNP PARIBAS

By:	/s/ Nicole Rodriguez
Name:	Nicole Rodriguez
Title:	Director

By:	/s/ Ade Adedeji
Name:	Ade Adedeji
Title:	Director

[Signature Page to Amendment No. 5 to Commitment Letter (PG&E)]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Vipul Dhadda
Name:	Vipul Dhadda
Title:	Authorized Signatory

By:	/s/ SoVonna Day-Goins
Name:	SoVonna Day-Goins
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 to Commitment Letter (PG&E)]

MORGAN STANLEY BANK, N.A.

By:	/s/ Maya Venkatraman
Name:	Maya Venkatraman
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 to Commitment Letter (PG&E)]

MUFG UNION BANK, N.A.

By:	/s/ Viet-Linh Fujitaki
Name:	Viet-Linh Fujitaki
Title:	Vice President

[Signature Page to Amendment No. 5 to Commitment Letter (PG&E)]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Gregory R. Gredvig
Name:	Gregory R. Gredvig
Title:	Director

[Signature Page to Amendment No. 5 to Commitment Letter (PG&E)]

MIZUHO BANK, LTD.

By:	/s/ Tracy Rahn
Name:	Tracy Rahn
Title:	Authorized Signatory

[Signature Page to Amendment No. 5 to Commitment Letter (PG&E)]

ACCEPTED AND AGREED AS OF
THE DATE FIRST WRITTEN ABOVE:

PG&E CORPORATION

By:	/s/ Nicholas M. Bijur
Name:	Nicholas M. Bijur
Title:	Vice President and Treasurer

PACIFIC GAS AND ELECTRIC COMPANY

By:	/s/ Nicholas M. Bijur
Name:	Nicholas M. Bijur
Title:	Vice President and Treasurer

[Signature Page to Amendment No. 5 to Commitment Letter (PG&E)]